SUPPLEMENT TO THE SPARTAN MARKET INDEX FUND(registered trademark) JUNE 19, 1998 PROSPECTUS

   The following information supplements information found under the heading "BT and Its Affiliates" in the "Charter" section beginning on page 11.

   Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, the fund's Board of Trustees approved a new subadvisory agreement among the fund, FMR and BT or its successor by merger that became effective June 4, 1999. This agreement will be presented to the fund's shareholders for approval on September 15, 1999.

On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, BT agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of BT or its affiliates.

As a result of the plea, absent an order from the SEC, BT would not be able to continue to provide investment advisory services to the fund. The SEC has granted a temporary order to permit BT and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

SUPPLEMENT TO THE
SPARTAN MARKET INDEX FUND(registered trademark)
JUNE 19, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PORTFOLIO TRANSACTIONS" SECTION ON PAGE 10.

BT is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of Deutsche Bank AG, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "BT" SECTION ON PAGE 15.

BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG, whose principal offices are at Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. BT was founded in 1903. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT with over $250 billion in assets under management globally. Of that total, over $100 billion are in U.S. equity index assets. This makes BT one of the nation's leading managers in index funds.